UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) July 6, 2005



                          CAPSTONE TURBINE CORPORATION

             (Exact Name of Registrant As specified in Its Charter)


           Delaware                     001-15957              95-4180883
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                     Identification No.)


               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of Principal Executive Offices)



                                 (818) 734-5300

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

         On July 6, 2005, Capstone Turbine Corporation (the "Company") announced via a press release information regarding the Company's financial results for fiscal year 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1. The information furnished under Item 2.02 of the Report, including
Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.


Item 9.01 Financial Statements and Exhibits

99.1 Press release of the Registrant dated July 6, 2005 containing financial information for the fiscal year ended March 31, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAPSTONE TURBINE CORPORATION
                                      (Registrant)



Date: July 6, 2005

                                      By: /s/ Karen Clark
                                      -------------------
                                      Karen Clark
                                      Chief Financial Officer



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Exhibit Number         Description of Document
---------------        -----------------------
    99.1 Press release of the Registrant dated July 6, 2005 containing financial information for the fiscal year ended March 31, 2005.



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